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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 27, 1996

                               APACHE CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                                1-4300                      41-0747868
(State or other jurisdiction          (Commission             (I.R.S. Employer
of incorporation)                     File Number)              Identification
                                                                       Number)

                            2000 POST OAK BOULEVARD
                                   SUITE 100
                           HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 5.  OTHER EVENTS

     On March 27, 1996, Apache Corporation ("Apache") entered into an Agreement and Plan of Merger by and among Apache, YPY Acquisitions, Inc., and The Phoenix Resource Companies, Inc. ("Phoenix"), which is attached hereto as Exhibit 99.1 and incorporated herein by reference, pursuant to which each of Phoenix's outstanding shares of common stock will be converted into the right to receive
 .75 shares of Apache common stock and $4.00 in cash. Apache issued a press release dated March 28, 1996, which is attached hereto as Exhibit 99.2 and incorporated herein by reference. Attached hereto as Exhibit 99.3 and incorporated herein by reference is additional information concerning factors that could cause actual results to differ from certain forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)     Exhibits

              EXHIBIT         DOCUMENT
              -------         --------

                99.1 Agreement and Plan of Merger by and among Apache Corporation, YPY Acquisitions, Inc., and The Phoenix Resource Companies, Inc. dated March 27, 1996

                99.2 Press Release, dated March 28, 1996 (Apache and Phoenix to Merge)

                99.3 Cautionary Statement Regarding Important Factors Affecting Forward-Looking Statements





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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         APACHE CORPORATION


Date: March 28, 1996                     /s/  Z.S. Kobiashvili
                                         -------------------------------------
                                         Z.S. Kobiashvili
                                         Vice President and General Counsel






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                              INDEX TO EXHIBITS

      (c)     Exhibits

              EXHIBIT         DOCUMENT
              -------         --------

                99.1 Agreement and Plan of Merger by and among Apache Corporation, YPY Acquisitions, Inc., and The Phoenix Resource Companies, Inc. dated March 27, 1996

                99.2 Press Release, dated March 28, 1996 (Apache and Phoenix to Merge)

                99.3 Cautionary Statement Regarding Important Factors Affecting Forward-Looking Statements